May 24, 1994



Securities and Exchange Commission
Judiciary Plaza
450  Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

On behalf of Coltec Industries Inc, a Pennsylvania corporation (the "Company"), pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, and Rule 13a-11 promulgated thereunder, we are transmitting herewith the Company's Current Report on Form 8-K, including the exhibit thereto, pursuant to the Electronic Data Gathering Analysis, and Retrieval system.

                                           Very truly yours,
                                         COLTEC INDUSTRIES INC


                                   by     Anthony J. diBuono
                                       Executive Vice President
                                            and Secretary
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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                               ______________________

                                      Form 8-K


                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 or 15(d) OF THE
                           SECURITIES EXCHANGE ACT of 1934



Date of Report (Date of earliest event report):   May 23, 1994
                                                  _____________________________


                                COLTEC INDUSTRIES INC

_______________________________________________________________________________
               (Exact name of registrant as specified in its chapter)


Pennsylvania                           1-7568                  13-1846375
_______________________________________________________________________________
(State or other juris-              (Commission             (I.R.S. Employer
diction of incorporation)           File Number)           Identification No.)


430 Park Avenue, New York, New York                               10022
_______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (212) 940-0400
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Item 5.    Other Events
_______________________

           On May 23, 1994, the Registrant issued a press release announcing the postponement of a secondary offering. A copy of the Registrant's press release is attached hereto as an exhibit and is incorporated herein by reference.



Item 7(c). Exhibits
___________________

     99. Press release, dated May 23, 1994, announcing the postponement of a secondary offering.





































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                                     SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           COLTEC INDUSTRIES INC


                                  By:  Name:  Anthony J. diBuono
                                       Title: Executive Vice President
                                              and Secretary



Dated:  May 24, 1994

































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                                    Exhibit Index
                                    _____________




Exhibit                                                              Page
Number                                  Description                 Number
_______                           _______________________           ______

  99                              Press release, dated                 5
                                  May 23, 1994 announcing
                                  the postponement of a
                                  secondary offering.









































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                                                                     EXHIBIT 99





C:28                                        FOR IMMEDIATE RELEASE
5/23/94                                     CONTACT:  John Ennis
                                               (212)  940-0529

                         COLTEC POSTPONES SECONDARY OFFERING

NEW YORK, NY, May 23, 1994 -- Coltec Industries Inc (NYSE:COT) announced today that a proposed secondary offering of 23,211,084 outstanding shares of its common stock has been postponed.

The shares that were to be offered represent holdings of certain selling stockholders, including all the shares owned by The Morgan Stanley Leveraged Equity Fund II, L.P. (MSLEF II). Due to uncertain market conditions, representatives of MSLEF II informed the Company of the decision not to proceed with the proposed offering at this time. MSLEF II's representatives also said that they are considering several alternatives including recommencing the public offering if market conditions improve or effecting a distribution of MSLEF II's shares to its partners.

Coltec Industries, based in New York, is a manufacturing company serving aerospace, automotive and other industrial markets.

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